SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA INVESTMENT TRUST

In connection with the Semiannual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the period ended November 30, 2004, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  01-25-2005                                      /s/ CHRISTOPHER W. CLAUS
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                                                       Christopher W. Claus
                                                       President

                           SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA INVESTMENT TRUST

In connection with the Semiannual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the period ended November 30, 2004, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  01-25-2005                                       /s/ DAVID HOLMES
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                                                        David Holmes
                                                        Treasurer